EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in
Registration Statement No. 333-32107     of
MidSouth Bancorp, Inc. on Form S-3D of our report dated February 4, 2000, appearing in this Annual
Report on Form 10-KSB of MidSouth Bancorp, Inc.
for the year ended December 31, 1999.



DELOITTE & TOUCHE, LLP
New Orleans, Louisiana

March 30, 2000